Equity	6 Months Ended
Jun. 30, 2026
Equity [abstract]
Equity	Equity
On February 11, 2026, the Company announced that its Board of Directors approved a share repurchase authorization of up to $500 million of its ordinary shares. Under the repurchase authorization, GF may purchase its ordinary shares on a discretionary basis from time to time through open market repurchases, in privately negotiated transactions, through purchases made in compliance with Rule 10b-18 and/or Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, or other means. The actual timing and amount of any share repurchases remains subject to a variety of factors, including share price, trading volume, market conditions, compliance with applicable legal requirements, and other general business considerations. The authorization does not require GF to repurchase any specific number of ordinary shares. The authorization is valid for an initial period of 12 months and may be modified, suspended or terminated at any time.
On March 13, 2026 the Company repurchased 7.3 million ordinary shares from Mubadala Technology Investment Company ("MTIC"), a majority shareholder, at the price of $40.85 per share, for an aggregate purchase amount of $300 million under our share repurchase authorization.
During the six months ended June 30, 2026, the Company repurchased an additional 2.3 million ordinary shares for $100 million for a weighted average price of $43.88 in open market transactions.
As of June 30, 2026, approximately $100 million of ordinary shares remained authorized for repurchase under our share repurchase authorization.